UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund: BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 06/30/2008

Date of reporting period: 07/01/2007 - 06/30/2008

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniHoldings                                                 BLACKROCK
California Insured Fund, Inc.
(MUC)

ANNUAL REPORT | JUNE 30, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
The Benefits and Risks of Leveraging .....................................     5
Financial Statements:
    Schedule of Investments ..............................................     6
    Statement of Assets and Liabilities ..................................    11
    Statement of Operations ..............................................    11
    Statements of Changes in Net Assets ..................................    12
Financial Highlights .....................................................    13
Notes to Financial Statements ............................................    14
Report of Independent Registered Public Accounting Firm ..................    18
Important Tax Information (Unaudited) ....................................    18
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    19
Automatic Dividend Reinvestment Plan .....................................    23
Officers and Directors ...................................................    24
Additional Information ...................................................    28


2    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

A Letter to Shareholders

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the "Fed") has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed's bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008                                                        6-month    12-month
============================================================================================================
U.S. equities (S&P 500 Index)                                                            (11.91)%   (13.12)%
------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              (9.37)%   (16.19)%
------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        (10.96)%   (10.61)%
------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                        1.13%      7.12%
------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                             0.02%      3.23%
------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)       (1.08)%    (1.74)%
------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of June 30, 2008

Investment Objective

BlackRock MuniHoldings California Insured Fund, Inc. (MUC) (the "Fund") seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

Performance

For the 12 months ended June 30, 2008, the Fund returned (7.41)% based on market price and 0.64% based on net asset value ("NAV"). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (0.17)% on a NAV basis. All returns reflect reinvestment of dividends. Throughout the 12 months, although we increased the allocation to lower rated paper, we under-utilized the basket of funds permitted to be committed to such investments. This was prudent during a period of widening credit spreads. However, monoline insurer downgrades detracted from performance in all insured products. Going forward, we will continue to focus on maximizing coupon structure in order to maintain the Fund's income accrual for shareholders.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange ..........................          MUC
Initial Offering Date ......................................   February 27, 1998
Yield on Closing Market Price as of June 30, 2008 ($12.24) 1         5.20%
Tax Equivalent Yield 2 .....................................         8.00%
Current Monthly Distribution per Common Stock 3 ............        $0.053
Current Annualized Distribution per Common Stock 3 .........        $0.636
Leverage as of June 30, 2008 4 .............................          43%
--------------------------------------------------------------------------------
      1     Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
            Past performance does not guarantee future results.
      2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
      3     The distribution is not constant and is subject to change.
      4     As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market
            Preferred Stock ("Preferred Stock") and tender option bond trusts
            ("TOBs")) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                       6/30/08     6/30/07       Change        High        Low
--------------------------------------------------------------------------------
Market Price ........   $12.24      $13.92      (12.07)%      $13.97      $12.00
Net Asset Value .....   $13.84      $14.48       (4.42)%      $14.90      $12.99
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                   6/30/08         6/30/07
--------------------------------------------------------------------------------
City, County & State .................................     25%             22%
Education ............................................     19              13
Water & Sewer ........................................     14              12
Tax Revenue ..........................................     13              19
Lease Revenue ........................................      8              18
Power ................................................      8               6
Transportation .......................................      8               6
Hospital .............................................      4               3
Housing ..............................................      1               1
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                            6/30/08         6/30/07
--------------------------------------------------------------------------------
AAA/Aaa ..............................................     27%             97%
AA/Aa ................................................     58              3
A/A ..................................................     14              --
BBB/Baa ..............................................      1              --
--------------------------------------------------------------------------------
      5 Using the higher of Standard & Poor's or Moody's Investors Service ratings.


4    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

The Benefits and Risks of Leveraging

The Fund utilizes leverage to seek to enhance the yield and NAV of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's NAV will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund's Common Stock may also decline.

In addition, the Fund may from time to time leverage its assets through the use of tender option bond ("TOB") programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Fund's assets, the Fund's investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund's NAV per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Stock in an amount up to 50% of its total managed assets at the time of issuance. The Fund also anticipates that its total economic leverage from Preferred Stock and TOBs will not exceed 50% of its total managed assets. As of June 30, 2008, the Fund had leverage from Preferred Stock and TOBs of 43% of managed assets.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    5

Schedule of Investments June 30, 2008
                                     (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)      Value
===============================================================================
California -- 128.2%
-------------------------------------------------------------------------------
ABAG Finance Authority for Nonprofit Corporations,
California, COP (Children's Hospital Medical Center),
6%, 12/01/09 (a)(b)(p)                                    $ 1,000  $  1,062,290
-------------------------------------------------------------------------------
ABC California Unified School District, GO, Series A,
5.625%, 8/01/20 (c)(d)                                      3,345     3,418,958
-------------------------------------------------------------------------------
Alameda County, California, Joint Powers Authority,
Lease Revenue Refunding Bonds, 5%, 12/01/34 (c)            10,000    10,084,100
-------------------------------------------------------------------------------
Alhambra, California, Unified School District, GO
(Election of 2004), Series A, 5%, 8/01/29 (e)               7,360     7,154,141
-------------------------------------------------------------------------------
Banning, California, Unified School District, GO
(Election of 2006), Series A, 5%, 8/01/27 (e)               2,825     2,794,066
-------------------------------------------------------------------------------
Berkeley, California, Unified School District, GO,
Series I (b)(c):
    5.75%, 8/01/08                                          2,000     2,026,980
    5.875%, 8/01/08                                         4,520     4,581,427
-------------------------------------------------------------------------------
Bonita, California, Unified School District, GO
(Election of 2004), Series B, 5%, 8/01/29 (e)               8,350     8,200,201
-------------------------------------------------------------------------------
Cajon Valley, California, Union School District, GO,
Series B, 5.50%, 8/01/27 (f)                                2,925     3,061,510
-------------------------------------------------------------------------------
California Community College Financing Authority,
Lease Revenue Bonds (Grossmont-Palomar-Shasta),
Series A, 5.625%, 4/01/26 (f)                               2,180     2,274,983
-------------------------------------------------------------------------------
California HFA, Home Mortgage Revenue Bonds,
VRDN, AMT (c)(g):
    Series B, 1.60%, 8/01/33                                6,375     6,375,000
    Series N, 1.55%, 8/01/21                                2,900     2,900,000
-------------------------------------------------------------------------------
California HFA, S/F Mortgage Revenue Bonds, AMT,
Class II (f):
    Series A-1, 6%, 8/01/20                                   170       170,671
    Series C-2, 5.625%, 8/01/20 (h)                         1,160     1,165,556
-------------------------------------------------------------------------------
California Health Facilities Financing Authority
Revenue Bonds (Kaiser Permanente), Series A,
5.50%, 6/01/22 (c)(d)                                       9,250     9,448,320
-------------------------------------------------------------------------------
California State, GO:
    5.25%, 4/01/27                                             15        15,222
    5.50%, 6/01/25 (e)                                      2,000     2,046,660
-------------------------------------------------------------------------------
California State, GO, Refunding, 5.25%, 2/01/26 (f)         6,000     6,102,300
-------------------------------------------------------------------------------
California State Public Works Board, Lease Revenue
Bonds (University of California -- Institution Project),
Series C, 5%, 4/01/30 (a)                                   5,000     5,045,250
-------------------------------------------------------------------------------
California State Public Works Board, Lease Revenue
Refunding Bonds (Various Community College Project),
Series B, 5.625%, 3/01/19 (a)                               2,625     2,629,804
-------------------------------------------------------------------------------
California State University, Systemwide Revenue
Refunding Bonds:
    Series A, 5%, 11/01/29 (c)                              5,000     5,072,900
    Series A, 5%, 11/01/30 (a)                              6,000     6,016,800
    Series C, 5%, 11/01/28 (f)                             16,215    16,312,776
-------------------------------------------------------------------------------
California State, Various Purpose, GO,
5.50%, 11/01/33                                             7,050     7,199,530
-------------------------------------------------------------------------------
California Statewide Communities Development
Authority, Health Facility Revenue Bonds (Memorial
Health Services), Series A, 6%, 10/01/23                    4,915     5,113,861
-------------------------------------------------------------------------------
California Statewide Communities Development
Authority Revenue Bonds:
    (Adventist), Series B, 5%, 3/01/37 (i)                  7,500     7,320,900
    (Los Angeles Orthopedic Hospital Foundation),
    5.50%, 6/01/19 (a)                                      1,090     1,097,107
    (Sutter Health), Series C, 5.05%, 8/15/38 (c)          10,000     9,968,700
-------------------------------------------------------------------------------
California Statewide Communities Development
Authority, Revenue Refunding Bonds:
    (Kaiser Hospital Asset Management, Inc.),
    Series C, 5.25%, 8/01/31                                5,000     4,920,900
    (Kaiser Permanente), Series A, 5%, 4/01/31                900       859,896
-------------------------------------------------------------------------------
Chino Basin, California, Regional Financing Authority,
Revenue Refunding Bonds (Inland Empire Utility
Agency), Series A, 5%, 11/01/33 (a)                         3,675     3,597,237
-------------------------------------------------------------------------------
Chula Vista, California, IDR (San Diego Gas and
Electric Company), AMT, Series D, 5%, 12/01/27 (a)          3,330     3,050,879
-------------------------------------------------------------------------------
Chula Vista, California, Public Financing Authority,
Revenue Refunding Bonds, Series A, 5%, 9/01/29 (f)          2,750     2,669,397
-------------------------------------------------------------------------------
Coachella Valley, California, Unified School District,
GO (Election of 2005), Series A, 5%, 8/01/27 (e)            2,400     2,350,752
-------------------------------------------------------------------------------
Colton, California, Joint Unified School District, GO,
Series A, 5.375%, 8/01/26 (e)                               2,500     2,591,000
-------------------------------------------------------------------------------
Corona, California, Department of Water and Power,
COP, 5%, 9/01/29 (f)                                        5,910     5,803,561
-------------------------------------------------------------------------------
Corona-Norco, California, Unified School District, GO
(Election of 2006), Series A, 5%, 8/01/31 (c)               5,000     5,087,500
-------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
S/F     Single-Family
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.


6    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)      Value
===============================================================================
California (continued)
-------------------------------------------------------------------------------
Covina-Valley, California, Unified School District, GO,
Refunding, Series A, 5.50%, 8/01/26 (c)                   $ 2,395  $  2,535,036
-------------------------------------------------------------------------------
Culver City, California, Redevelopment Finance
Authority, Tax Allocation Revenue Refunding Bonds,
Series A, 5.60%, 11/01/25 (c)                               3,750     3,900,713
-------------------------------------------------------------------------------
East Bay, California, Municipal Utility District,
Wastewater System Revenue Refunding Bonds,
Sub-Series A (a):
    5%, 6/01/33                                             6,545     6,577,463
    5%, 6/01/37                                             6,015     6,023,301
-------------------------------------------------------------------------------
East Side Union High School District, California,
Santa Clara County, Capital Appreciation, GO
(Election of 2002), Series E, 5.125%,
8/01/28 (j)(k)                                             11,000     3,474,900
-------------------------------------------------------------------------------
Escondido, California, COP, Refunding, Series A,
5.75%, 9/01/24 (e)                                            465       485,297
-------------------------------------------------------------------------------
Foothill-De Anza, California, Community College
District, GO, Refunding, 5%, 8/01/30 (e)                    5,000     5,040,200
-------------------------------------------------------------------------------
Fresno, California, Airport Revenue Bonds, AMT,
Series B, 5.50%, 7/01/20 (c)                                4,455     4,499,104
-------------------------------------------------------------------------------
Fullerton, California, Joint Union High School District,
GO (Election of 2002), Series B, 5%, 8/01/29 (e)            5,200     5,258,500
-------------------------------------------------------------------------------
Garden Grove, California, COP (Financing Project),
Series A, 5.50%, 3/01/26 (a)                                4,040     4,197,681
-------------------------------------------------------------------------------
Glendale, California, Unified School District, GO,
Series B, 5.125%, 9/01/23 (c)                               5,200     5,263,336
-------------------------------------------------------------------------------
Hartnell, California, Community College District, GO
(Election of 2002), Series B, 5%, 6/01/31 (c)               2,155     2,183,037
-------------------------------------------------------------------------------
Hemet, California, Unified School District, GO:
    Series A, 5.375%, 8/01/26 (f)                           4,565     4,759,058
    Series B, 5.125%, 8/01/37 (i)(l)                        4,500     4,583,205
-------------------------------------------------------------------------------
Hollister, California, Joint Powers Finance Authority,
Wastewater Revenue Refunding Bonds (Refining
and Improvement Project), Series 1, 5%, 6/01/37 (c)         6,365     6,355,071
-------------------------------------------------------------------------------
Irvine, California, Unified School District, Special Tax
Refunding Bonds (Community Facilities District
Number 86-1), 5.80%, 11/01/20 (a)                           4,665     4,766,744
-------------------------------------------------------------------------------
La Quinta, California, Financing Authority, Local
Agency Revenue Bonds, Series A (a):
    5.125%, 9/01/34                                         7,165     7,126,667
    5.25%, 9/01/24                                          2,500     2,572,725
-------------------------------------------------------------------------------
Little Lake, California, City School District, GO,
Series B, 5.25%, 7/01/22 (c)                                1,210     1,276,284
-------------------------------------------------------------------------------
Lodi, California, Wastewater System Revenue Bonds,
COP, Refunding, Series A, 5%, 10/01/32 (c)                  2,000     2,010,140
-------------------------------------------------------------------------------
Lompoc, California, Unified School District, GO
(Election of 2002), Series C, 5%, 6/01/32 (c)               1,485     1,505,211
-------------------------------------------------------------------------------
Long Beach, California, Harbor Revenue Refunding
Bonds, AMT, Series B, 5.20%, 5/15/27 (f)                   20,000    19,762,000
-------------------------------------------------------------------------------
Los Angeles, California, Department of Water and
Power, Waterworks Revenue Bonds, Sub-Series A-2,
5%,7/01/35 (a)                                              2,000     2,001,300
-------------------------------------------------------------------------------
Los Angeles, California, M/F Housing Revenue
Refunding Bonds, Senior Series G, 5.65%,
1/01/14 (c)                                                   150       151,239
-------------------------------------------------------------------------------
Los Angeles, California, Unified School District, GO:
    (Election of 2004), Series H, 5%, 7/01/32 (c)           5,000     5,065,100
    Refunding, Series A-1, 5%, 7/01/21 (e)                  9,650    10,001,550
    Series E, 5%, 7/01/30 (a)                              10,000    10,029,300
-------------------------------------------------------------------------------
Los Angeles County, California, Metropolitan
Transportation Authority, Sales Tax Revenue
Refunding Bonds, Proposition A, First Tier
Senior Series A, 5%, 7/01/35 (a)                            9,000     9,005,220
-------------------------------------------------------------------------------
Los Gatos, California, Unified School District, GO
(Election 2001), Series B, 5%, 8/01/30 (c)                  2,735     2,769,160
-------------------------------------------------------------------------------
Los Rios, California, Community College District, GO
(Election of 2002), Series B, 5%, 8/01/27 (f)               1,890     1,896,804
-------------------------------------------------------------------------------
Madera, California, Public Financing Authority, Water
and Wastewater Revenue Refunding Bonds, 5%,
3/01/36 (f)                                                 2,000     1,973,300
-------------------------------------------------------------------------------
Merced, California, Community College District,
GO (School Facilities District Number 1), 5%,
8/01/31 (f)                                                 6,365     6,347,433
-------------------------------------------------------------------------------
Merced, California, Irrigation District, Electrical
System Revenue Refunding Bonds, 5.25%,
9/01/36 (j)                                                 5,000     4,807,800
-------------------------------------------------------------------------------
Metropolitan Water District of Southern California,
Waterworks Revenue Bonds:
    Series A, 5%, 7/01/35 (c)                               3,550     3,591,784
    Series B-1, 5%, 10/01/33 (e)                            9,000     9,036,450
-------------------------------------------------------------------------------
Moorpark, California, Redevelopment Agency, Tax
Allocation Bonds (Moorpark Redevelopment Project),
5.125%, 10/01/31 (a)                                        4,150     4,072,271
-------------------------------------------------------------------------------
Napa, California, Water Revenue Bonds, 5%,
5/01/35 (a)                                                 9,100     9,125,207
-------------------------------------------------------------------------------
Northern California Power Agency, Public Power
Revenue Refunding Bonds (Hydroelectric Project 1),
Series A (f):
    5.125%, 7/01/08 (b)                                       645       651,502
    5.125%, 7/01/23                                         2,630     2,657,936
-------------------------------------------------------------------------------
Oakland, California, Redevelopment Agency, Tax
Allocation Refunding Bonds (Coliseum Area
Redevelopment Project), Series B, 5%, 9/01/36 (a)           6,855     6,672,726
-------------------------------------------------------------------------------
Ohlone, California, Community College District, GO,
Series B, 5%, 8/01/30 (c)                                   5,000     5,071,250
-------------------------------------------------------------------------------

See Notes to Financial Statements.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    7

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)      Value
===============================================================================
California (continued)
-------------------------------------------------------------------------------
Oxnard, California, Financing Authority, Wastewater
Revenue Bonds (Redwood Trunk Sewer and
Headworks Projects), Series A, 5.25%, 6/01/34 (e)         $10,000  $ 10,037,900
-------------------------------------------------------------------------------
Oxnard, California, Financing Authority, Water
Revenue Bonds, 5%, 6/01/31 (f)                             10,000     9,945,600
-------------------------------------------------------------------------------
Palm Springs, California, Financing Authority, Lease
Revenue Refunding Bonds (Convention Center
Project), Series A, 5.50%, 11/01/35 (f)                     1,600     1,640,720
-------------------------------------------------------------------------------
Pleasanton, California, Unified School District, GO,
Series E, 5.50%, 8/01/08 (b)(e)                             9,100     9,220,848
-------------------------------------------------------------------------------
Port of Oakland, California, Revenue Bonds, AMT,
Series K (e):
    5.75%, 11/01/14                                         3,500     3,541,090
    5.75%, 11/01/29                                        19,815    19,826,889
-------------------------------------------------------------------------------
Port of Oakland, California, Revenue Refunding
Bonds, AMT, Series L, 5.375%, 11/01/27 (e)(f)              25,350    24,914,487
-------------------------------------------------------------------------------
Poway, California, Redevelopment Agency, Tax
Allocation Refunding Bonds, 5%, 6/15/33 (f)                 3,000     2,970,390
-------------------------------------------------------------------------------
Poway, California, Unified School District, Public
Financing Authority, Special Tax Revenue Bonds,
5%, 9/15/31 (a)                                             9,070     8,971,046
-------------------------------------------------------------------------------
Rancho Cucamonga, California, Redevelopment
Agency, Tax Allocation Refunding Bonds (Rancho
Redevelopment Project), Series A, 5%, 9/01/34 (f)(l)        2,500     2,433,300
-------------------------------------------------------------------------------
Redlands, California, Unified School District, GO
(Election of 2008), 5.25%, 7/01/33 (c)                      5,000     5,157,050
-------------------------------------------------------------------------------
Redwoods, California, Community College District,
GO (Election of 2004), 5%, 8/01/31 (f)                      4,630     4,617,221
-------------------------------------------------------------------------------
Richmond, California, Joint Powers Financing
Authority, Tax Allocation Revenue Bonds, Series A,
5.50%, 9/01/18 (f)                                          2,205     2,267,137
-------------------------------------------------------------------------------
Riverside, California, Unified School District, GO
(Election of 2001), Series B, 5%, 8/01/30 (f)              10,735    10,720,293
-------------------------------------------------------------------------------
Sacramento, California, Area Flood Control
Agency, Special Assessment Refunding Bonds
(Consolidated Capital Assessment District),
Series A, 5%, 10/01/32 (e)                                  2,125     2,092,551
-------------------------------------------------------------------------------
Sacramento, California, City Financing Authority,
Revenue Refunding Bonds, 5%, 12/01/29 (e)                   8,775     8,560,539
-------------------------------------------------------------------------------
Sacramento, California, Municipal Utility District,
Electric Revenue Refunding Bonds, Series L, 5.125%,
7/01/22 (f)                                                10,825    10,874,795
-------------------------------------------------------------------------------
Sacramento, California, Municipal Utility District
Financing Authority Revenue Bonds (Consumers
Project), 5.125%, 7/01/29 (f)                              36,760    35,033,383
-------------------------------------------------------------------------------
Saddleback Valley, California, Unified School District,
GO, 5%, 8/01/29 (c)                                         4,115     4,177,342
-------------------------------------------------------------------------------
Salinas, California, Union High School District, GO
(Election of 2002), Series B, 5%, 6/01/26 (f)               3,490     3,517,082
-------------------------------------------------------------------------------
San Bernardino, California, Joint Powers
Financing Authority, Lease Revenue Bonds
(Department of Transportation Lease), Series A,
5.50%, 12/01/20 (f)                                         5,440     5,450,173
-------------------------------------------------------------------------------
San Bernardino County, California, COP, Refunding
(Medical Center Financing Project), 5.50%,
8/01/19 (f)                                                 1,480     1,482,708
-------------------------------------------------------------------------------
San Diego County, California, COP (Edgemoor Project
and Regional System), Refunding, 5%, 2/01/29 (a)            1,500     1,506,615
-------------------------------------------------------------------------------
San Francisco, California, Bay Area Rapid Transit
District, Sales Tax Revenue Bonds, 5.50%,
7/01/09 (b)(e)                                              6,795     7,118,170
-------------------------------------------------------------------------------
San Francisco, California, Bay Area Rapid Transit
District, Sales Tax Revenue Refunding Bonds Series A,
5%, 7/01/34 (f)                                             2,500     2,503,650
-------------------------------------------------------------------------------
San Francisco, California, City and County Airport
Commission, International Airport Revenue Bonds,
AMT, Second Series, Issue 24A, 5.50%, 5/01/24 (c)           6,430     6,487,613
-------------------------------------------------------------------------------
San Francisco, California, Community College District,
GO (Election of 2001), Series C, 5%, 6/15/31 (c)            4,195     4,260,945
-------------------------------------------------------------------------------
San Joaquin County, California, COP, Refunding
(County Administration Building), 5%, 11/15/30 (f)          5,530     5,500,193
-------------------------------------------------------------------------------
San Jose, California, Financing Authority, Lease
Revenue Refunding Bonds (Civic Center Project),
Series B, 5%, 6/01/32 (a)                                  14,800    14,815,096
-------------------------------------------------------------------------------
San Jose-Evergreen, California, Community College
District, Capital Appreciation, GO (Election of 2004),
Refunding, Series A (f)(k):
    5.17%, 9/01/24                                         10,410     4,439,969
    5.34%, 9/01/29                                          7,250     2,303,615
-------------------------------------------------------------------------------
San Juan, California, Unified School District, GO:
    (Election of 2002), 5%, 8/01/28 (f)                     4,250     4,253,570
    5.625%, 8/01/10 (b)(e)                                  7,785     8,338,202
-------------------------------------------------------------------------------
San Mateo County, California, Transit District,
Sales Tax Revenue Refunding Bonds, Series A, 5%,
6/01/29 (f)                                                 5,650     5,627,965
-------------------------------------------------------------------------------
Sanger, California, Unified School District, GO
(Election of 2006), 5%, 8/01/27 (c)                         7,345     7,561,751
-------------------------------------------------------------------------------
Santa Clara, California, Redevelopment Agency, Tax
Allocation Bonds (Bayshore North Project), Series A,
5.50%, 6/01/23 (a)                                         14,000    14,313,320
-------------------------------------------------------------------------------
Santa Clara, California, Subordinated Electric
Revenue Bonds, Series A, 5%, 7/01/28 (f)                    6,050     6,034,815
-------------------------------------------------------------------------------
Santa Monica, California, Redevelopment Agency,
Tax Allocation Bonds (Earthquake Recovery
Redevelopment Project), 6%, 7/01/09 (a)(b)                  5,110     5,378,326
-------------------------------------------------------------------------------
Santa Monica-Malibu Unified School District,
California, GO (Election of 2006), Series A, 5%,
8/01/32 (e)                                                 5,000     5,028,800
-------------------------------------------------------------------------------
Santa Rosa, California, High School District, GO
(Election of 2002), 5%, 8/01/28 (f)                         2,855     2,851,289
-------------------------------------------------------------------------------

See Notes to Financial Statements.


8    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                             Par
Municipal Bonds                                             (000)      Value
===============================================================================
California (concluded)
-------------------------------------------------------------------------------
Sierra, California, Joint Community College
District, GO (School Facility Improvement District
Number 2 -- Western Nevada), Series A,
5%, 8/01/28 (e)                                           $ 1,550  $  1,522,953
-------------------------------------------------------------------------------
Stockton, California, Public Financing Authority,
Water Revenue Bonds (Water System Capital
Improvement Projects), Series A, 5%, 10/01/31 (f)           3,200     3,191,040
-------------------------------------------------------------------------------
Tamalpais, California, Union High School District,
GO (Election of 2006), 5%, 8/01/28 (f)                      4,400     4,487,780
-------------------------------------------------------------------------------
Tracy, California, Area Public Facilities Financing
Agency, Special Tax Refunding Bonds (Community
Facilities District Number 87-1), Series H, 5.875%,
10/01/19 (f)                                               13,025    13,855,344
-------------------------------------------------------------------------------
Turlock, California, Public Finance Authority, Sewer
Revenue Bonds, Series A, 5%, 9/15/33 (e)                    6,655     6,477,777
-------------------------------------------------------------------------------
University of California, General Revenue Refunding
Bonds, Series A, 5%, 5/15/27 (a)                           10,500    10,653,510
-------------------------------------------------------------------------------
Vista, California, COP (Community Projects), 5%,
5/01/37 (f)                                                 6,750     6,608,250
-------------------------------------------------------------------------------
Vista, California, Unified School District, GO, Series B,
5%, 8/01/28 (e)                                             2,550     2,496,119
-------------------------------------------------------------------------------
Walnut Valley, California, Unified School District,
GO (Election of 2007 -- Measure S), Series A, 5%,
2/01/33 (c)                                                 2,000     2,031,600
-------------------------------------------------------------------------------
Washington, California, Unified School District
(Yolo County), Capital Appreciation, GO (Election
of 2004), Series A, 4.98%, 8/01/29 (e)(k)                   6,075     1,868,670
-------------------------------------------------------------------------------
West Contra Costa, California, Unified School
District, Capital Appreciation, GO (Election of 2002),
Series C, 5.78%, 8/01/29 (e)(k)                             5,825     1,733,986
-------------------------------------------------------------------------------
West Contra Costa, California, Unified School
District, GO (Election of 2005), Series A, 5%,
8/01/26 (c)                                                 2,595     2,660,211
-------------------------------------------------------------------------------
Yorba Linda, California, Redevelopment Agency,
Redevelopment Project Tax Allocation Revenue
Bonds (Subordinate Lien), Series B, 5%,
9/01/32 (a)                                                 3,145     3,084,238
                                                                   ------------
                                                                    725,122,066
===============================================================================
Puerto Rico -- 1.5%
-------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, Power Revenue
Refunding Bonds, Series UU, 5%, 7/01/24 (c)                 8,120     8,327,141
-------------------------------------------------------------------------------
Total Municipal Bonds
(Cost -- $743,220,633) -- 129.7%                                    733,449,207
===============================================================================

Municipal Bonds Transferred to
Tender Option Bond Trusts (m)
===============================================================================
California
-------------------------------------------------------------------------------
Alameda County, California, Joint Powers, Lease
Revenue Refunding Bonds, 5%, 12/01/34 (c)                   4,150     4,189,944
-------------------------------------------------------------------------------
Chaffey Community College District, California
(Election of 2002) -- Series B, 5%, 6/01/30 (f)             9,905     9,983,711
-------------------------------------------------------------------------------
Contra Costa, California, Community College
District (Election of 2002), 5%, 8/01/28 (f)                7,800     7,914,036
-------------------------------------------------------------------------------
Desert, California, Community College District,
GO, Series C, 5%, 8/01/37 (c)                               7,498     7,581,525
-------------------------------------------------------------------------------
Los Angeles, California, Community College District
(Election of 2003) -- Series E , 5%, 8/01/31 (c)           11,215    11,398,510
-------------------------------------------------------------------------------
Los Angeles, California, Community Refunding Agency
Community Redeveloping Financing Authority (Bunker
Hill Project) -- Series A, 5%, 12/01/27 (c)                10,000     9,967,681
-------------------------------------------------------------------------------
Los Angeles, California, Water & Power Revenue Bonds
Series A-1, 5.125%, 7/01/31 (c)                             4,992     5,053,791
-------------------------------------------------------------------------------
Palomar Pomerado Health California (Election of
2004) -- Series A, 5.125%, 8/01/37 (f)                      9,299     9,407,322
-------------------------------------------------------------------------------
Peralta, California, Community College District, 5%,
8/01/32 (c)                                                 6,980     7,096,985
-------------------------------------------------------------------------------
Peralta, California, Community College District, GO
(Election of 2000), Series D, 5%, 8/01/35 (c)              15,490    15,608,808
-------------------------------------------------------------------------------
Poway, California, Unified School District (Election of
2002) -- District 02-1-B, 5%, 8/01/30 (c)                  10,000    10,164,179
-------------------------------------------------------------------------------
Rancho, California, Water District Financing Authority
Revenue Bonds -- Series A, 5%, 8/01/34 (c)                  5,000     5,070,370
-------------------------------------------------------------------------------
Riverside, California, Community College District
(Election of 2004) -- Series C, 5%, 8/01/32 (c)             8,910     8,811,188
-------------------------------------------------------------------------------
San Diego County, California, Water Authority
Revenue Refunding Bonds, COP, Series 2008 A, 5%,
5/01/33 (c)                                                16,740    16,959,629
-------------------------------------------------------------------------------
San Diego County, California, Water Authority Water
Revenue Certificate Partner, Series A, 5%, 5/01/31 (c)      4,000     4,023,143
-------------------------------------------------------------------------------
San Diego County, California, Water Authority, Water
Revenue Refunding Bonds, COP, Series A, 5%,
5/01/32 (f)                                                10,000    10,071,900
-------------------------------------------------------------------------------
San Francisco, California, City and County Public
Utilities Commission, Water Revenue Refunding
Bonds, Series A, 5%, 11/01/32 (f)                          13,500    13,423,860
-------------------------------------------------------------------------------
San Diego, California, Community College District
(Election of 2002), 5%, 5/01/30 (c)                        12,551    12,757,512
-------------------------------------------------------------------------------
San Francisco, California, Bay Area Rapid Transit
District, Sales Tax Revenue Refunding Bonds,
Series A, 5%, 7/01/30 (f)                                  23,100    23,262,624
-------------------------------------------------------------------------------
San Francisco, California, City and County Airport
Commission, International Airport Revenue Bonds,
AMT -- Second Series-34E, 5.75%, 5/01/24 (c)                4,993     5,251,194
-------------------------------------------------------------------------------

See Notes to Financial Statements.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    9

Schedule of Investments (concluded)  (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to                               Par
Tender Option Bond Trusts (m)                               (000)         Value
===============================================================================
California (concluded)
-------------------------------------------------------------------------------
University of California, Limited Project Revenue
Bonds, Series B, 5%, 5/15/33 (c)                          $17,400  $ 17,575,392
-------------------------------------------------------------------------------
Vista, California, Unified School District -- Capital
Appreciation Series A, 5.25%, 8/01/25 (c)                  10,000    10,437,634
-------------------------------------------------------------------------------
West Contra Costa, California, Unified School
District, GO (Election of 2002), Series B, 5%,
5/01/32 (c)                                                 6,680     6,736,179
-------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts
(Cost -- $236,313,366) -- 41.1%                                     232,747,117
-------------------------------------------------------------------------------

Short-Term Securities                                      Shares
===============================================================================
CMA California Municipal Money Fund,
1.28% (n)(o)                                           21,532,376    21,532,376
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $21,532,376) -- 3.8%                                        21,532,376
===============================================================================
Total Investments (Cost -- $1,001,066,375*) -- 174.6%               987,728,700

Other Assets Less Liabilities -- 1.4%                                 8,277,403

Liabilities for Trust Certificates, Including
Interest Expense and Fees Payable -- (25.2%)                       (142,786,453)

Preferred Stock, at Redemption Value -- (50.8%)                    (287,462,233)
                                                                   ------------
Net Assets Applicable to Common Stock -- 100.0%                    $565,757,417
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 860,852,942
                                                                  =============
      Gross unrealized appreciation ..........................    $   7,308,155
      Gross unrealized depreciation ..........................      (22,777,397)
                                                                  -------------
      Net unrealized depreciation ............................    $ (15,469,242)
                                                                  =============

(a)   AMBAC Insured.
(b) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)   FSA Insured.
(d)   Security is collateralized by municipal or U.S. Treasury Obligations.
(e)   FGIC Insured.
(f)   MBIA Insured.
(g) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(h)   FHA Insured.
(i)   Assured Guaranty Insured.
(j)   XL Capital Insured.
(k) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(l)   When-issued security.
(m) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(n) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund               21,517,775      $324,121
      --------------------------------------------------------------------------

(o)   Represents the current yield as of report date.
(p) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.


10    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Statement of Assets and Liabilities

June 30, 2008
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $979,533,999) ... $   966,196,324
Investments at value -- affiliated (cost -- $21,532,376) ......      21,532,376
Interest receivable ...........................................      13,710,858
Investments sold receivable ...................................       2,300,400
Cash ..........................................................          79,406
Dividends receivable -- affiliated ............................             183
Prepaid expenses ..............................................          28,502
Other assets ..................................................          14,658
                                                                ---------------
Total assets ..................................................   1,003,862,707
                                                                ---------------
===============================================================================
Accrued Liabilities
-------------------------------------------------------------------------------
Investments purchased payable .................................       5,089,169
Income dividends payable -- Common Stock ......................       2,166,346
Interest expense and fees payable .............................         441,453
Investment advisory fees payable ..............................         399,042
Officer's and Directors' fees payable .........................          18,030
Other affiliates payable ......................................           7,631
Other accrued expenses payable ................................         176,386
                                                                ---------------
Total accrued liabilities .....................................       8,298,057
                                                                ---------------
===============================================================================
Other Liabilities
-------------------------------------------------------------------------------
Trust certificates1 ...........................................     142,345,000
                                                                ---------------
Total Liabilities .............................................     150,643,057
                                                                ---------------
===============================================================================
Preferred Stock
-------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $0.10 per share
  (1,415 Class A Shares, 2,859 Class B Shares, 2,358 Class C
  Shares, 2,181 Class D Shares and 2,682 Class E Shares)
  authorized, issued and outstanding at $25,000 per share
  liquidation preference ......................................     287,462,233
                                                                ---------------
===============================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Net assets applicable to Common Stock ......................... $   565,757,417
                                                                ===============
===============================================================================
Net Assets Applicable to Common Stock Shareholders Consist of
-------------------------------------------------------------------------------
Common Stock, par value $0.10 per share (200,000,000 shares
  authorized, 40,874,458 shares issued and outstanding) ....... $     4,087,446
Paid-in capital in excess of par ..............................     603,025,455
Undistributed net investment income ...........................         592,505
Accumulated net realized loss .................................     (28,610,314)
Net unrealized appreciation/depreciation ......................     (13,337,675)
                                                                ---------------
Net assets, $13.84 net asset value per share of Common Stock .. $   565,757,417
                                                                ===============

      1     Represents short-term floating rate certificates issued by tender option bond trusts.
      2     Related to tender option bond trusts.

Statement of Operations

Year Ended June 30, 2008
===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest ...................................................... $    47,834,431
Dividends (including $324,121 from affiliates) ................         324,530
                                                                ---------------
Total income ..................................................      48,158,961
                                                                ---------------
===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory ...........................................       5,370,672
Commissions for Preferred Stock ...............................         991,432
Accounting services ...........................................         268,478
Professional ..................................................         214,788
Officer and Directors .........................................          53,581
Custodian .....................................................          47,285
Printing ......................................................          45,689
Transfer agent ................................................          39,646
Registration ..................................................          13,455
Miscellaneous .................................................         110,778
                                                                ---------------
Total expenses excluding interest expense and fees ............       7,155,804
Interest expense and fees2 ....................................       2,111,129
                                                                ---------------
Total expenses ................................................       9,266,933
Less fees waived by advisor ...................................        (484,759)
                                                                ---------------
Total expenses after waiver ...................................       8,782,174
                                                                ---------------
Net investment income .........................................      39,376,787
                                                                ---------------
===============================================================================
Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain from:
    Investments ...............................................       7,866,360
    Futures ...................................................          61,753
                                                                ---------------
                                                                      7,928,113
                                                                ---------------
Net change in unrealized appreciation/depreciation
  on investments ..............................................     (32,808,030)
                                                                ---------------
Total realized and unrealized loss ............................     (24,879,917)
                                                                ---------------
===============================================================================
Dividends to Preferred Stock Shareholders From
-------------------------------------------------------------------------------
Net investment income .........................................     (13,165,738)
                                                                ---------------
Net Increase in Net Assets Resulting from Operations .......... $     1,331,132
                                                                ===============

See Notes to Financial Statements.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    11

Statements of Changes in Net Assets

                                                                                                          Year Ended
                                                                                                           June 30,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   2008              2007
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................    $  39,376,787     $  41,177,095
Net realized gain ..........................................................................        7,928,113         4,531,770
Net change in unrealized appreciation/depreciation .........................................      (32,808,030)       (1,281,142)
Dividends to Preferred Stock shareholders from net investment income .......................      (13,165,738)      (12,734,644)
                                                                                                -------------------------------
Net increase in net assets applicable to Common Stock shareholders resulting from operations        1,331,132        31,693,079
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Common Stock Shareholders From
-------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................      (27,627,211)      (29,867,063)
                                                                                                -------------------------------
===============================================================================================================================
Capital Stock Transactions
-------------------------------------------------------------------------------------------------------------------------------
Reinvestment of dividends ..................................................................               --           823,540
                                                                                                -------------------------------
===============================================================================================================================
Net Assets Applicable to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .........................      (26,296,079)        2,649,556
Beginning of year ..........................................................................      592,053,496       589,403,940
                                                                                                -------------------------------
End of year ................................................................................    $ 565,757,417     $ 592,053,496
                                                                                                ===============================
End of year undistributed net investment income ............................................    $     592,505     $   2,399,315
                                                                                                ===============================

See Notes to Financial Statements.


12    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Financial Highlights

                                                                                         Year Ended June 30,
                                                                  ----------------------------------------------------------------
                                                                    2008          2007          2006          2005          2004
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........................    $  14.48      $  14.44      $  15.40      $  14.73      $  15.53
                                                                  ----------------------------------------------------------------
Net investment income 1 ......................................        0.96          1.01          1.05          1.07          1.05
Net realized and unrealized gain (loss) ......................       (0.60)         0.07         (0.85)         0.69         (0.84)
Dividends to Preferred Stock shareholders from net investment
  income .....................................................       (0.32)        (0.31)        (0.25)        (0.14)        (0.08)
                                                                  ----------------------------------------------------------------
Net increase (decrease) from investment operations ...........        0.04          0.77         (0.05)         1.62          0.13
                                                                  ----------------------------------------------------------------
Dividends to Common Stock shareholders from net investment
  income .....................................................       (0.68)        (0.73)        (0.91)        (0.95)        (0.93)
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $  13.84      $  14.48      $  14.44      $  15.40      $  14.73
                                                                  ================================================================
Market price, end of year ....................................    $  12.24      $  13.92      $  13.94      $  14.97      $  13.36
                                                                  ================================================================
==================================================================================================================================
Total Investment Return 2
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .....................................        0.64%         5.46%        (0.29)%       11.56%         1.28%
                                                                  ================================================================
Based on market price ........................................       (7.41)%        5.02%        (0.98)%       19.56%        (3.93)%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and excluding interest expense and
  fees 3,4 ...................................................        1.14%         1.12%         1.10%         1.11%         1.10%
                                                                  ================================================================
Total expenses after waiver 4 ................................        1.50%         1.60%         1.35%         1.16%         1.17%
                                                                  ================================================================
Total expenses 4 .............................................        1.58%         1.66%         1.41%         1.22%         1.24%
                                                                  ================================================================
Net investment income ........................................        6.72%         6.81%         7.01%         6.99%         6.87%
                                                                  ================================================================
Dividends to Preferred Stock shareholders ....................        2.22%         2.11%         1.68%         0.93%         0.53%
                                                                  ================================================================
Net investment income to Common Stock shareholders ...........        4.50%         4.70%         5.33%         6.06%         6.34%
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of year (000) .....    $565,757      $592,053      $589,404      $626,109      $598,908
                                                                  ================================================================
Preferred Stock outstanding at liquidation preference, end of
  year (000) .................................................    $287,375      $390,000      $390,000      $390,000      $390,000
                                                                  ================================================================
Portfolio turnover ...........................................          43%           35%           34%           47%           35%
                                                                  ================================================================
Asset coverage end of year (000) .............................    $  2,969      $  2,518      $  2,511      $  2,605      $  2,536
                                                                  ================================================================

1     Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
3 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
4     Does not reflect the effect of dividends to Preferred Stock shareholders.

See Notes to Financial Statements.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    13

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Fund will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates ("TOB Residuals"), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund's transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedule of Investments and the proceeds from the transaction are reported as a liability of the Fund.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate


14    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008
certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of June 30, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $232,747,117, the related liability for trust certificates was $142,345,000 and the range of interest rates on the trust certificates was 1.598% to 2.918%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOBs likely will adversely affect the Fund's investment income and dividends to Common Stock shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Stock shareholders are accrued and determined as described in Note 4.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective December 31, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended June 30, 2005 through June 30, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Stock Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    15

Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover the Fund's deferred compensation liability are included in other assets on the Statement of Assets and Liabilities.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.55% of the Fund's average daily net assets. Average daily net assets is the average daily value of the Fund's total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. For the year ended June 30, 2008, the Advisor waived $71,028, which is included in fees waived by advisor on the Statement of Operations.

The Advisor has also agreed to waive its investment advisory fee based on the proceeds of Preferred Stock and TOBs that exceeds 35% of the Fund's total net assets. This amount is included in fees waived by advisor on the Statement of Operations. For the year ended June 30, 2008, the Advisor waived $413,731, which is included in fees waived by advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended June 30, 2008, the Fund reimbursed the Advisor $16,570 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2008 were $430,730,967 and $483,890,881, respectively.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. The Board is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended June 30, 2008 remained constant and during the year ended June 30, 2007 increased 54,952 as a result of dividend reinvestment.

Preferred Stock

Preferred Stock of the Fund has a par value of $0.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2008 were as follows: Series A, 2.623%; Series B, 2.612%; Series C, 2.568%; Series D, 2.601%; and Series E, 2.568%.

On June 2, 2008, the Fund announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                                         Redemption      Shares       Aggregate
Series                                      Date        Redeemed        Price
--------------------------------------------------------------------------------
  A ...................................   6/24/2008         505      $12,625,000
  B ...................................   6/23/2008       1,021      $25,525,000
  C ...................................   6/27/2008         842      $21,050,000
  D ...................................   6/26/2008         779      $19,475,000
  E ...................................   6/25/2008         958      $23,950,000
--------------------------------------------------------------------------------

The Fund financed the Preferred Stock redemptions with cash received from TOB transactions.

Shares issued and outstanding during the year ended June 30, 2007 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregated principal amount. For the year ended June 30, 2008, Merrill Lynch, Pierce,


16    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions of $284,090.

Dividends on seven-day Preferred Stock are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Stock fails to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for successive dividend periods until such time as the stock is successfully auctioned. The maximum applicable rate on Preferred Stock is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the year ended June 30, 2008, the Preferred Stock of the Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock for the Fund for the year ended June 30, 2008 were as follows:

--------------------------------------------------------------------------------
Series                                     Low             High          Average
--------------------------------------------------------------------------------
  A ...................................   2.483%          4.503%          3.237%
  B ...................................   2.483%          4.503%          3.155%
  C ...................................   2.400%          4.503%          3.159%
  D ...................................   2.000%          4.356%          3.117%
  E ...................................   2.535%          4.356%          3.222%
--------------------------------------------------------------------------------

Since February 13, 2008, the Preferred Stock of the Fund failed to clear any of its auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.48% to 4.50%. A failed auction is not an event of default for the Fund but has a negative impact on the liquidity of the Preferred Stock. A failed auction occurs when there are more sellers of a Fund's auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. An auction for the Fund's Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Stock may not have the ability to sell the Preferred Stock at its liquidation preference.

The Fund may not declare dividends or make other distributions on Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock is less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund's Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, the holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, (b) change the Fund's subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $551,791 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of a permanent difference attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:

--------------------------------------------------------------------------------
                                                       6/30/2008       6/30/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................   $40,337,041     $42,601,707
  Ordinary income ................................       455,908              --
                                                     ---------------------------
Total distributions ..............................   $40,792,949     $42,601,707
                                                     ===========================

As of June 30, 2008, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt net income .........................    $    843,891
Undistributed long-term net capital gains ...................              --
                                                                 ------------
Total undistributed net earnings ............................         843,891
Capital loss carryforward ...................................     (24,411,362)*
Net unrealized losses .......................................     (17,788,013)**
                                                                 ------------
Total accumulated net losses ................................    $(41,355,484)
                                                                 ============

* On June 30, 2008, the Fund had a capital loss carryforward of $24,411,362, of which $21,303,995 expires in 2009 and $3,107,367 expires in 2012. This amount, subject to limitations, will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between book and tax treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    17

Notes to Financial Statements (concluded)

6. Concentration Risk:

The Fund's investments are concentrated in California, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Subsequent Events:

The Fund paid a net investment income dividend to holders of Common Stock in the amount of $0.053 per share on August 1, 2008 to shareholders of record on July 15, 2008.

The dividends declared on Preferred Stock for the period July 1, 2008 to July 31, 2008 were as follows: Series A, $76,325; Series B, $156,016; Series C, $152,492; Series D, $150,533; and Series E, $184,414.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniHoldings California Insured Fund, Inc. (the "Fund") as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings California Insured Fund, Inc. as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 25, 2008

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BlackRock MuniHoldings California Insured Fund, Inc. during the year:

--------------------------------------------------------------------------------
                                                     Payable            Ordinary
                                                      Date               Income
--------------------------------------------------------------------------------
Common Stock Shareholders                          12/31/2007          $0.007404
--------------------------------------------------------------------------------
Preferred Stock Shareholders:
    Series A                                       11/27/2007          $    9.83
    Series B                                       11/26/2007          $    9.89
    Series C                                       11/30/2007          $    9.77
    Series D                                       11/29/2007          $    9.68
    Series E                                       11/28/2007          $    9.92
--------------------------------------------------------------------------------

All other net investment income distributions paid by the Fund during the taxable year ended June 30, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.


18    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the "Board," the members of which are referred to as "Directors") of the BlackRock MuniHoldings California Insured Fund, Inc. (the "Fund") met in April and May 2008 to consider approving the continuation of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment adviser. The Board also considered the approval of the Fund's subadvisory agreement (the "Subadvisory Agreement" and, together with the "Advisory Agreement," the "Agreements") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). The Advisor and the Subadvisor are collectively referred to herein as the "Advisors" and, together with BlackRock, Inc., "BlackRock."

Activities and Composition of the Board

The Board of Directors of the Fund consists of thirteen individuals, eleven of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement's and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of the Fund's Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by the Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board;
(i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper, Inc. ("Lipper"), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives ("Peers"); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and "fallout" benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors' management of all of the BlackRock closed-end funds (the "Fund Complex"); (h) the expenses of the Fund, including comparisons of the Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund's performance for the past one-, three- and five-year periods, as applicable, as well as the Fund's performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    19

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser's fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock's presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Fund. The Advisors and their affiliates provided the Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund's website; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund's historic performance and the Fund's performance compared to its Peers. More specifically, the Fund's one-, three- and five-year total returns (as applicable) were evaluated relative to its Peers (including the Peers' median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that, although the Fund underperformed its Peers in at least two of the one-, three- and five-year periods reported, the Fund had outperformed its Peers in at least two of such periods based on a customized performance comparison provided by BlackRock utilizing a subset of the Lipper universe which gives a greater significance to current distributions, providing a more accurate comparison.

After considering this information, the Boards concluded that the performance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.


20    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the
Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund's current management fee structure and the Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board's consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund's Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors' compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors' costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive which are attributable to their management of the Fund.

The Board concluded that BlackRock's profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.

E. Economies of Scale: In reviewing the Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund's fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund ("fall-out benefits"). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund's shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors' conclusion that the terms of each Agreement were fair and reasonable, that the Fund's fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.


22    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The BNY Mellon Shareowner Services (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone:
(866) 216-0242.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    23

Officers and Directors

                                            Length of                                          Number of
                                            Time                                               BlackRock-
                           Position(s)      Served                                             Advised Funds
Name, Address              Held with        as a         Principal Occupation(s)               and Portfolios
and Year of Birth          Fund             Director(2)  During Past Five Years                Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors(1)
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh        Chairman of      Since 2007   Trustee, Aircraft Finance Trust       113 Funds       Arch Chemical
40 East 52nd Street        the Board and                 since 1999; Director, The Guardian    110 Portfolios  (chemical and
New York, NY 10022         Director                      Life Insurance Company of America                     allied products)
1946                                                     since 1998; Chairman and Trustee,
                                                         Educational Testing Service since
                                                         1997; Director, The Fremont Group
                                                         since 1996; Formerly President and
                                                         Chief Executive Officer of The
                                                         Conference Board, Inc. (global
                                                         business research organization) from
                                                         1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards           Vice Chair       Since 2007   Partner of Robards & Company, LLC     112 Funds       AtriCure, Inc.
40 East 52nd Street        of the Board,                 (financial advisory firm) since       109 Portfolios  (medical devices);
New York, NY 10022         Chair of                      1987; Co-founder and Director of the                  Care Investment
1950                       the Audit                     Cooke Center for Learning and                         Trust, Inc. (health
                           Committee                     Development (a not-for-profit                         care REIT)
                           and Director                  organization) since 1987; Formerly
                                                         Director of Enable Medical Corp.
                                                         from 1996 to 2005; Formerly an
                                                         investment banker at Morgan Stanley
                                                         from 1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III  Director         Since 2007   Chairman and Chief Executive          112 Funds       None
40 East 52nd Street                                      Officer, Arch Street Management, LLC  109 Portfolios
New York, NY 10022                                       (Beckwith Family Foundation) and
1945                                                     various Beckwith property companies
                                                         since 2005; Chairman of the Board of
                                                         Directors, University of Pittsburgh
                                                         Medical Center since 2002; Board of
                                                         Directors, Shady Side Hospital
                                                         Foundation since 1977; Board of
                                                         Directors, Beckwith Institute for
                                                         Innovation In Patient Care since
                                                         1991; Member, Advisory Council on
                                                         Biology and Medicine, Brown
                                                         University since 2002; Trustee,
                                                         Claude Worthington Benedum
                                                         Foundation (charitable foundation)
                                                         since 1989; Board of Trustees,
                                                         Chatham College since 1981; Board of
                                                         Trustees, University of Pittsburgh
                                                         since 2002; Emeritus Trustee, Shady
                                                         Side Academy since 1977; Formerly
                                                         Chairman and Manager, Penn West
                                                         Industrial Trucks LLC (sales, rental
                                                         and servicing of material handling
                                                         equipment) from 2005 to 2007;
                                                         Formerly Chairman, President and
                                                         Chief Executive Officer, Beckwith
                                                         Machinery Company (sales, rental and
                                                         servicing of construction and
                                                         equipment) from 1985 to 2005;
                                                         Formerly Board of Directors,
                                                         National Retail Properties (REIT)
                                                         from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                 Director And     Since 2007   Consultant/Investor since 1988.       113 Funds       None
40 East 52nd Street        Member of                                                           110 Portfolios
New York, NY 10022         the Audit
1937                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           Director and     Since 2007   Consultant/Editor of The Journal of   113 Funds       None
40 East 52nd Street        Member of                     Portfolio Management since 2006;      110 Portfolios
New York, NY 10022         the Audit                     Professor in the Practice of Finance
1948                       Committee                     and Becton Fellow, Yale University,
                                                         School of Management, since 2006;
                                                         Formerly Adjunct Professor of
                                                         Finance and Becton Fellow, Yale
                                                         University from 1994 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein      Director         Since 2007   President of Economics Studies, Inc.  113 Funds       The McClatchy
40 East 52nd Street                                      (private economic consulting firm)    110 Portfolios  Company
New York, NY 10022                                       since 1987; Chair, Board of                           (publishing)
1941                                                     Trustees, McLean Hospital since
                                                         2000; Member of the Corporation of
                                                         Partners Community Healthcare, Inc.
                                                         since 2005; Member of the
                                                         Corporation of Partners HealthCare
                                                         since 1995; Member of the
                                                         Corporation of Sherrill House
                                                         (healthcare) since 1990; Trustee,
                                                         Museum of Fine Arts, Boston since
                                                         1992; Member of the Visiting
                                                         Committee to the Harvard University
                                                         Art Museum since 2003; Trustee, The
                                                         Committee for Economic Development
                                                         (research organization) since 1990;
                                                         Member of the Advisory Board to the
                                                         International School of Business,
                                                         Brandeis University since 2002;
                                                         Formerly Director of Bell South
                                                         (communications) from 1998 to 2006;
                                                         Formerly Director of Ionics (water
                                                         purification) from 1992 to 2005;
                                                         Formerly Director of John Hancock
                                                         Financial Services from 1994 to
                                                         2003; Formerly Director of Knight
                                                         Ridder (media) from 1998 to 2006.
------------------------------------------------------------------------------------------------------------------------------------


24    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

                                            Length of                                          Number of
                                            Time                                               BlackRock-
                           Position(s)      Served                                             Advised Funds
Name, Address              Held with        as a         Principal Occupation(s)               and Portfolios
and Year of Birth          Fund             Director(2)  During Past Five Years                Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Director and     Since 2007   Formerly Chief Financial Officer of   112 Funds       None
40 East 52nd Street        Member of                     JPMorgan & Co., Inc. from 1990 to     109 Portfolios
New York, NY 10022         the Audit                     1995.
1939                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris          Director         Since 2007   Trustee, Ursinus College since 2000;  112 Funds       BlackRock-Kelso
40 East 52nd Street                                      Director, Troemner LLC (scientific    109 Portfolios  Capital Corp.
New York, NY 10022                                       equipment) since 2000.
1942
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard           Director         Since 2007   Dean of Columbia Business School      113 Funds       ADP (data and infor-
40 East 52nd Street                                      since 2004; Columbia faculty member   110 Portfolios  mation services);
New York, NY 10022                                       since 1988; Formerly Co-Director of                   KKR Financial Corpo-
1958                                                     Columbia Business School's                            ration (finance);
                                                         Entrepreneurship Program from 1997                    Duke Realty (real
                                                         to 2004; Visiting Professor at the                    estate); Metropolitan
                                                         John F. Kennedy School of Government                  Life Insurance
                                                         at Harvard University and the                         Company (insur-
                                                         Harvard Business School since 1985                    ance); Information
                                                         and at the University of Chicago                      Services Group
                                                         since 1994; Formerly Chairman of the                  (media/technology)
                                                         U.S. Council of Economic Advisers
                                                         under the President of the United
                                                         States from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Director and     Since 2007   Mizuho Financial Group Professor of   112 Funds       None
40 East 52nd Street        Member of                     Finance, Harvard Business School;     109 Portfolios
New York, NY 10022         the Audit                     Deputy Dean for Academic Affairs
1951                       Committee                     since 2006; Unit Head, Finance,
                                                         Harvard Business School from 2005 to
                                                         2006; Senior Associate Dean and
                                                         Chairman of the MBA Program of
                                                         Harvard Business School from 1999 to
                                                         2005; Member of the faculty of
                                                         Harvard Business School since 1981;
                                                         Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director and     Since 2002   Formerly Principal of STI Management  112 Funds       None
40 East 52nd Street        Member of                     LLC (investment adviser) from 1994    109 Portfolios
New York, NY 10022         the Audit                     to 2005.
1936                       Committee
                           ---------------------------------------------------------------------------------------------------------
                           (1)   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           (2)   Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                                 ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas
                                 Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since
                                 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and
                                 Robert S. Salomon, Jr. since 1996.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    25

                                            Length of                                          Number of
                                            Time                                               BlackRock-
                           Position(s)      Served                                             Advised Funds
Name, Address              Held with        as a         Principal Occupation(s)               and Portfolios
and Year of Birth          Fund             Director     During Past Five Years                Overseen        Public Directorships
====================================================================================================================================
Interested Directors(1)
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Director         Since 2007   Managing Director, BlackRock, Inc.    185 Funds       None
40 East 52nd Street                                      since 2005; Formerly Chief Executive  295 Portfolios
New York, NY 10022                                       Officer, State Street Research &
1945                                                     Management Company from 2000 to
                                                         2005; Formerly Chairman of the Board
                                                         of Trustees, State Street Research
                                                         Mutual Funds from 2000 to 2005;
                                                         Formerly Chairman, SSR Realty from
                                                         2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Director         Since 2007   Consultant, BlackRock, Inc. since     184 Funds       None
40 East 52nd Street                                      2007; Formerly Managing Director,     294 Portfolios
New York, NY 10022                                       BlackRock, Inc. from 1989 to 2007;
1947                                                     Formerly Chief Administrative
                                                         Officer, BlackRock Advisors, LLC
                                                         from 1998 to 2007; Formerly
                                                         President of BlackRock Funds and
                                                         BlackRock Bond Allocation Target
                                                         Shares from 2005 to 2007; Formerly
                                                         Treasurer of certain closed-end
                                                         funds in the BlackRock fund complex
                                                         from 1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           (1)   Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of
                                 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


26    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Officers and Directors (concluded)

                           Position(s)      Length of
Name, Address              Held with        Time
and Year of Birth          Fund             Served       Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers(1)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Fund             Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director
40 East 52nd Street        President and                 of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset
New York, NY 10022         Chief Executive               Management, L.P. ("FAM") in 2006; First Vice President thereof from 1997 to
1960                       Officer                       2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from
                                                         1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice President   Since 2007   Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of
40 East 52nd Street                                      BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual Fund
New York, NY 10022                                       Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and
1962                                                     from 1988 to 2000, most recently as First Vice President and Operating
                                                         Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief            Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street        Financial                     President and Line of Business Head of Fund Accounting and Administration
New York, NY 10022         Officer                       at PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer        Since 2007   Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                      Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                       2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief            Since 2007   Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street        Compliance                    Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022         Officer of                    Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                       the Fund                      Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly
                                                         Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary        Since 2007   Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                                      BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman
New York, NY 10022                                       Sachs Asset Management, L.P. from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           (1)   Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

Common Stock and
Preferred Stock:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    27

Additional Information

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Fund is listed for trading on the New York Stock Exchange ("NYSE") and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund's shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund's offering and the information contained in the Fund's Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund's investment objective or policies or to the Fund's charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.


28    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Deposit Securities

Effective May 30, 2008, following approval by the Fund's Board and the applicable ratings agencies, the definition of "Deposited Securities" in the Fund's Articles Supplementary was amended as follows in order to facilitate the redemption of the Fund's Preferred Stock. The following phrase was added to the definition of "Deposit Securities" found in the Fund's Articles Supplementary:

      ; provided, however, that solely in connection with any redemption of AMPS, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date; and (ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.


    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008    29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Board has delegated the voting of proxies for Fund securities to the Investment Advisor pursuant to the Investment Advisor's proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund's stockholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor's clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor's Portfolio Management Group and/or the Investment Advisor's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict.


30    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.     JUNE 30, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniHoldings California Insured Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                   # HOLDCA-6/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)
            Robert S. Salomon, Jr.

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock             $33,000      $57,350           $3,500        $3,500       $6,100        $6,100          $1,049         $0
MuniHoldings
California Insured
Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniHoldings California
            Insured Fund, Inc.                    $298,149          $2,970,500
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha (term ended effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007) Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007) Robert S. Salomon, Jr.

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies of the Fund are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of June 30, 2008.

            (a)(1) BlackRock MuniHoldings California Insured Fund, Inc. is managed by a team of investment professionals comprised of Theodore
            R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selecting the Fund's investments. Mr. Jaeckel has been the Fund's portfolio manager since 2006. Mr. O'Connor has been the Fund's portfolio manager since 1997.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            (a)(2) As of June 30, 2008:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                                Number of Other Accounts and
                                        Number of Other Accounts Managed                       Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
                Name of           Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.            81                  0                0                   0             0                  0
            -----------------------------------------------------------------------------------------------------------------------
                               $27.7 Billion           $0               $0                  $0            $0                 $0
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor         81                  0                0                   0             0                  0
            -----------------------------------------------------------------------------------------------------------------------
                               $27.7 Billion           $0               $0                  $0            $0                 $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.

            BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of June 30, 2008:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation

            Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

                  Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

                  Deferred Compensation Program --A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of June 30, 2008,
                   neither of Mr. Jaeckel or Mr. O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Insured Fund, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 22, 2008


By: /s/ Donald C. Burke
    -----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 22, 2008